Exhibit 99.1

Investor Relations Contact

Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact

Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Second Quarter Fiscal 2009 Results

SAN JOSE, Calif. — June 16, 2009 — Adobe Systems Incorporated (Nasdaq:ADBE) today announced financial results for its second quarter ended May 29, 2009.

In the second quarter of fiscal 2009, Adobe achieved revenue of $704.7 million, compared to $886.9 million reported for the second quarter of fiscal 2008 and $786.4 million reported in the first quarter of fiscal 2009.

“We are pleased with the solid profit margin and earnings results we were able to deliver in Q2,” said Shantanu Narayen, president and CEO of Adobe.  “We continue to invest in our key business initiatives which will drive long-term revenue growth once the economy improves.”

Second Quarter Fiscal 2009 GAAP Results

Adobe’s GAAP diluted earnings per share for the second quarter of fiscal 2009 were $0.24, based on 528.0 million weighted average shares. This compares with GAAP diluted earnings per share of $0.40 reported in the second quarter of fiscal 2008 based on 542.4 million weighted average shares, and GAAP diluted earnings per share of $0.30 reported in the first quarter of fiscal 2009 based on 527.8 million weighted average shares.

GAAP operating income was $161.4 million in the second quarter of fiscal 2009, compared to $260.2 million in the second quarter of fiscal 2008 and $207.9 million in the first quarter of fiscal 2009.  As a percent of revenue, GAAP operating income in the second quarter of fiscal 2009 was 22.9 percent, compared to 29.3 percent in the second quarter of fiscal 2008 and 26.4 percent in the first quarter of fiscal 2009.

GAAP net income was $126.1 million for the second quarter of fiscal 2009, compared to $214.9 million reported in the second quarter of fiscal 2008 and $156.4 million in the first quarter of fiscal 2009.

Second Quarter Fiscal 2009 Non-GAAP Results

Non-GAAP diluted earnings per share for the second quarter of fiscal 2009 were $0.35.  This compares with non-GAAP diluted earnings per share of $0.50 reported in the second quarter of fiscal 2008 and non-GAAP diluted earnings per share of $0.45 reported in the first quarter of fiscal 2009.

Adobe’s non-GAAP operating income was $237.7 million in the second quarter of fiscal 2009, compared to $349.6 million in the second quarter of fiscal 2008 and $295.0 million in the first quarter of fiscal 2009.  As a percent of revenue, non-GAAP operating income in the second quarter of fiscal 2009 was 33.7 percent, compared to 39.4 percent in the second quarter of fiscal 2008 and 37.5 percent in the first quarter of fiscal 2009.

Non-GAAP net income was $185.0 million for the second quarter of fiscal 2009, compared to $272.7 million in the second quarter of fiscal 2008 and $236.8 million in the first quarter of fiscal 2009.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Third Quarter Fiscal 2009 Financial Targets

For the third quarter of fiscal 2009, Adobe is targeting Q3 revenue of $665 million to $715 million, an operating margin of 20.5 percent to 25.5 percent on a GAAP basis, and 31.0 percent to 35.0 percent on a non-GAAP basis.

In addition, Adobe is targeting its share count to be between 529 million and 531 million.  The Company also is targeting non-operating income to be between $1 million and $3 million.  Adobe’s GAAP tax rate is expected to be approximately 22.5 percent and the non-GAAP tax rate is expected to be approximately 23.5 percent.

These targets lead to a third quarter diluted earnings per share target range of $0.20 to $0.27 on a GAAP basis, and an earnings per share target range of $0.30 to $0.37 on a non-GAAP basis.

Reconciliation between GAAP and non-GAAP financial targets is provided at the end of this press release.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, non-operating income, tax rate, share count, earnings per share and business momentum, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, failure to develop, market and distribute new products or upgrades to existing products that meet customer requirements, introduction of new products and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, difficulty in predicting revenue from new businesses, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from third-party infringers, or unauthorized use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, failure to manage Adobe’s sales and distribution channels effectively, disruption of Adobe’s business due to catastrophic events, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or intangible assets, unanticipated changes in, or interpretations of, tax rules and regulations, Adobe’s inability to attract and retain key personnel, impairment of Adobe’s investment portfolio due to deterioration of the capital markets, market risks associated with Adobe’s equity investments, and interruptions or terminations in Adobe’s relationships with turnkey assemblers. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our quarter ended May 29, 2009, which the Company expects to file in June 2009. Adobe does not undertake an obligation to update forward-looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere and through any medium. For more information, visit www.adobe.com.

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© 2009 Adobe Systems Incorporated. All rights reserved. Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income

(In thousands, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	May 29, 2009	May 30, 2008	May 29, 2009	May 30, 2008
Revenue:
Products	$660,055	$841,301	$1,402,254	$1,693,263
Services and support	44,618	45,585	88,809	84,068
Total revenue	704,673	886,886	1,491,063	1,777,331

Total cost of revenue:
Products	55,758	58,229	114,676	118,034
Services and support	16,250	24,637	34,685	47,307
Total cost of revenue	72,008	82,866	149,361	165,341

Gross profit	632,665	804,020	1,341,702	1,611,990

Operating expenses:
Research and development	138,470	170,300	288,387	338,785
Sales and marketing	243,209	279,365	492,700	541,960
General and administrative	70,818	77,078	144,869	160,007
Restructuring charges	3,531	—	15,801	1,431
Amortization of purchased intangibles	15,284	17,099	30,676	34,198
Total operating expenses	471,312	543,842	972,433	1,076,381

Operating income	161,353	260,178	369,269	535,609

Non-operating income (expense):
Interest and other income, net	4,802	12,150	18,086	25,440
Interest expense	(620)	(3,828)	(1,412)	(5,637)
Investment gains (losses), net	(1,805)	9,506	(19,051)	18,238
Total non-operating income (expense), net	2,377	17,828	(2,377)	38,041
Income before income taxes	163,730	278,006	366,892	573,650
Provision for income taxes	37,659	63,096	84,386	139,361

Net income	$126,071	$214,910	$282,506	$434,289

Basic net income per share	$0.24	$0.40	$0.54	$0.79

Shares used in computing basic net income per share	524,159	533,391	527,324	547,996

Diluted net income per share	$0.24	$0.40	$0.53	$0.78

Shares used in computing diluted net income per share	528,013	542,376	531,338	557,703

Condensed Consolidated Balance Sheets
(In thousands, except per share data; unaudited)

	May 29,	November 28,
	2009	2008

ASSETS

Current assets:
Cash and cash equivalents	$1,226,780	$886,450
Short-term investments	1,437,405	1,132,752
Trade receivables, net of allowances for doubtful accounts of $6,474 and $4,128, respectively	262,598	467,234
Deferred income taxes	76,907	110,713
Prepaid expenses and other assets	84,079	137,954
Total current assets	3,087,769	2,735,103

Property and equipment, net	291,720	313,037
Goodwill	2,134,997	2,134,730
Purchased and other intangibles, net	148,507	214,960
Investment in lease receivable	207,239	207,239
Other assets	193,513	216,529
Total assets	$6,063,745	$5,821,598

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$42,258	$55,840
Accrued expenses	363,431	399,969
Accrued restructuring	11,728	35,690
Income taxes payable	11,024	27,136
Deferred revenue	185,191	243,964
Total current liabilities	613,632	762,599

Long-term liabilities:
Deferred revenue	28,124	31,356
Debt	350,000	350,000
Income taxes payable	137,240	123,182
Deferred income taxes	104,490	117,328
Accrued restructuring	6,559	6,214
Other liabilities	22,659	20,565
Total liabilities	1,262,704	1,411,244

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,361,224	2,396,819
Retained earnings	5,195,911	4,913,406
Accumulated other comprehensive income	27,310	57,222
Treasury stock, at cost (76,304 and 74,723 shares, respectively), net of reissuances	(2,783,465)	(2,957,154)
Total stockholders’ equity	4,801,041	4,410,354
Total liabilities and stockholders’ equity	$6,063,745	$5,821,598

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	May 29, 2009	May 30, 2008
Cash flows from operating activities:
Net income	$126,071	$214,910
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	64,725	68,656
Stock-based compensation expense, net of tax	40,959	48,387
Net investment losses	714	914
Changes in deferred revenue	(11,971)	1,795
Changes in operating assets and liabilities	41,031	(2,871)

Net cash provided by operating activities	261,529	331,791

Cash flows from investing activities:
Purchases of short-term investments, net of sales and maturities	(203,571)	(27,100)
Purchases of property and equipment	(10,312)	(22,403)
Purchases of long-term investments and other assets, net of sales	(3,869)	(19,599)

Net cash used for investing activities	(217,752)	(69,102)

Cash flows from financing activities:
Purchases of treasury stock	—	(150,161)
Reissuances of treasury stock	20,215	108,957
Repayment of borrowings under credit facility	—	(100,000)
Excess tax benefits from stock-based compensation	—	9,329

Net cash provided by (used for) financing activities	20,215	(131,875)

Effect of exchange rate changes on cash and cash equivalents	13,863	(1,094)
Net increase in cash and cash equivalents	77,855	129,720
Cash and cash equivalents at beginning of period	1,148,925	1,032,733
Cash and cash equivalents at end of period	$1,226,780	$1,162,453

Second Quarter Fiscal Year 2009 Non-GAAP Results

(In thousands, except per share data)

The following tables show Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	Three Months Ended
	May 29, 2009	May 30, 2008	February 27, 2009

Operating income:

GAAP operating income	$161,353	$260,178	$207,916
Stock-based and deferred compensation expense	43,284	48,388	45,007
Restructuring charges	3,531	—	12,270
Amortization of purchased intangibles and technology license arrangements	29,528	41,071	29,782
Non-GAAP operating income	$237,696	$349,637	$294,975

Net income:

GAAP net income	$126,071	$214,910	$156,435
Stock-based and deferred compensation expense	43,284	48,388	45,007
Restructuring charges	3,531	—	12,270
Amortization of purchased intangibles and technology license arrangements	29,528	41,071	29,782
Investment loss (gain)	1,805	(9,506)	17,246
Income tax adjustments	(19,182)	(22,125)	(23,990)
Non-GAAP net income	$185,037	$272,738	$236,750

Diluted earnings per share:

GAAP diluted earnings per share	$0.24	$0.40	$0.30
Stock-based and deferred compensation expense	0.08	0.09	0.09
Restructuring charges	0.01	—	0.02
Amortization of purchased intangibles and technology license arrangements	0.06	0.08	0.06
Investment loss (gain)	—	(0.02)	0.03
Income tax adjustments	(0.04)	(0.05)	(0.05)
Non-GAAP diluted earnings per share	$0.35	$0.50	$0.45

Shares used in computing diluted earnings per share	528,013	542,376	527,830

	Three Months Ended
	May 29, 2009	May 30, 2008	February 27, 2009

Operating expenses:

GAAP operating expenses	$471,312	$543,842	$501,121
Stock-based and deferred compensation expense	(41,892)	(47,200)	(44,904)
Restructuring charges	(3,531)	—	(12,270)
Amortization of purchased intangibles	(15,284)	(17,099)	(15,392)
Non-GAAP operating expenses	$410,605	$479,543	$428,555

	Three Months Ended
	May 29, 2009	May 30, 2008	February 27, 2009

Operating margin:

GAAP operating margin	22.9%	29.3%	26.4%
Stock-based and deferred compensation expense	6.1	5.5	5.7
Restructuring charges	0.5	—	1.6
Amortization of purchased intangibles and technology license arrangements	4.2	4.6	3.8
Non-GAAP operating margin	33.7%	39.4%	37.5%

Effective income tax rate:

GAAP effective income tax rate	23.0%
Stock-based and deferred compensation expense	0.3
Amortization of purchased intangibles	0.2
Non-GAAP effective income tax rate	23.5%

Third Quarter Fiscal Year 2009 Non-GAAP Financial Targets

(In millions, except per share data)

The following tables show the Company’s third quarter fiscal year 2009 non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Third Quarter Fiscal 2009
	Low	High

Operating margin:

GAAP operating margin	20.5%	25.5%
Stock-based and deferred compensation expense	5.9	5.2
Restructuring charges	0.1	0.1
Amortization of purchased intangibles	4.5	4.2
Non-GAAP operating margin	31.0%	35.0%

	Third Quarter Fiscal 2009
	Low	High
Diluted earnings per share:

GAAP diluted earnings per share	$0.20	$0.27
Stock-based and deferred compensation expense	0.07	0.07
Amortization of purchased intangibles	0.06	0.06
Income tax adjustments	(0.03)	(0.03)
Non-GAAP diluted earnings per share	$0.30	$0.37

Shares used in computing diluted earnings per share	531.0	529.0

Third Quarter Fiscal 2009

GAAP effective income tax rate	22.5%
Stock-based and deferred compensation expense	0.6
Amortization of purchased intangibles	0.4
Non-GAAP effective income tax rate	23.5%

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock-based and deferred compensation impact, restructuring charges, amortization of purchased intangibles and technology license arrangements, investment gains and losses, and the related tax impact of all of these items, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.